===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


      Date of Report (Date of earliest event reported): September 26, 2001



                                RFS BANCORP, INC.
               (Exact name of registrant as specified in charter)


     UNITED STATES                                        00-25047                                    04-3449818
    (State or other                                     (Commission                                 (IRS Employer
    jurisdiction of                                     File Number)                             Identification No.)
    incorporation)


                    310 BROADWAY, REVERE, MASSACHUSETTS 02151
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (781) 284-7777


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


===============================================================================

ITEM 5.  Other Events.

         On September 27, 2001, RFS Bancorp, Inc. (the "Company") completed the transactions contemplated by an Agreement and Plan of Merger dated as of April 27, 2001, as amended, by and among the Company, Revere, MHC, Revere Federal Savings Bank, Danvers Bancorp, Inc., and Danvers Savings Bank (the "Merger Agreement"), including a reverse stock split pursuant to which each minority shareholder of the Company will receive $22.75 in cash for each share of the Company's common stock that such shareholder owned prior to the split (the "Reverse Stock Split"). Immediately after the Reverse Stock Split, the Company also exchanged its federal stock holding company charter for an interim federal stock savings association charter (the "Interim Entity"). The Interim Entity then subsequently merged with and into Revere Federal Savings Bank (the "Bank") with the Bank as the surviving entity.

         In addition, the merger of Revere, MHC with and into Danvers Bancorp, Inc., and the merger of the Bank with and into Danvers Savings Bank were completed in accordance with the terms of the Merger Agreement. The press release announcing completion of the transactions contemplated by the Merger Agreement is included herewith as Exhibit 99.1.

         Information contained in the exhibit to this Current Report on Form 8-K may contain statements which are forward-looking in nature, such as references to strategic plans and expectations. These forward-looking statements are inherently uncertain, and actual results may differ from the Company's expectations. Risk factors that could impact current and future performance could include but are not limited to: failure to realize or realize fully within the expected time frame anticipated benefits from the transactions contemplated by the Merger Agreement; difficult or costly integration of the businesses; adverse changes in the economy of the Company's primary market; and changing requirements of federal and state bank regulatory agencies.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed as part of this report:


    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------
       99.1                          Press Release issued September 27, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 RFS BANCORP, INC.


                                        By:      /s/ JAMES J. MCCARTHY
                                                 ------------------------------
                                                 James J. McCarthy
                                                 President and Chief Executive
                                                 Officer

Date:    September 26, 2001


                                       -2-